EXHIBIT 32.1
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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2003 (the "Report") by Champion Communication Services, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                                  /s/  Albert F. Richmond
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                                                  Albert F. Richmond,
                                                  Chief Executive Officer


                                                  /s/ Pamela R. Cooper
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                                                  Pamela R. Cooper,
                                                  Chief Financial Officer